UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 30, 2020, Devon Energy Corporation (the “Company” or “Devon”) held a virtual special meeting of stockholders (the “Special Meeting”) to consider and vote upon proposals to (i) approve the issuance of shares of the Company’s common stock, par value $0.10 per share, to stockholders of WPX Energy, Inc. (“WPX”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 26, 2020, by and among the Company, WPX and East Merger Sub, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of the Company (the “Stock Issuance Proposal”) and (ii) approve an adjournment of the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Stock Issuance Proposal (the “Adjournment Proposal”).

The final voting results as to each proposal are set forth below. Each of the proposals is described in greater detail in the joint proxy statement and prospectus dated November 24, 2020, as supplemented (the “Joint Proxy Statement and Prospectus”), and first mailed to the Company’s stockholders on or about November 30, 2020.

Proposal One - The Stock Issuance Proposal.

The Stock Issuance Proposal was approved. Voting results were as follows:

For	Against	Abstain
268,824,101	415,988	691,113

Proposal Two - The Adjournment Proposal.

The Adjournment Proposal was approved. Voting results were as follows:

For	Against	Abstain
233,218,961	35,962,986	749,255

Consummation of the transactions contemplated by the Merger Agreement are subject to the satisfaction of certain customary closing conditions, all as set forth in the Merger Agreement and discussed in detail in the Joint Proxy Statement and Prospectus, which is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Annex A to the Joint Proxy Statement and Prospectus. Assuming the satisfaction of such closing conditions, the Company expects the closing of the transactions contemplated by the Merger Agreement to occur on or about January 7, 2021.

Item 7.01	Regulation FD Disclosure

On December 30, 2020, Devon issued a press release announcing the voting results of the virtual special meeting of stockholders held on December 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release, dated December 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

Date: December 31, 2020	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary